                                                                    Exhibit 31.1
                      -------------------------------------

                                 CERTIFICATIONS
                      -------------------------------------

I, Michael E. DeDomenico, certify that:

     1.    I have reviewed this quarterly report on Form 10-Q of NuCO2 Inc.;

     2.    Based on my  knowledge,  this  report  does not  contain  any  untrue statement  of a  material  fact  or omit to  state  a  material  fact necessary to make the statements made, in light of the  circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.    Based on my knowledge, the financial statements,  and other financial information  included in this report,  fairly present in all material respects the  financial  condition,  results of  operations  and cash flows of the registrant as of, and for, the periods presented in this report;

     4.    The registrant's  other certifying  officer and I are responsible for establishing and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the
           registrant and have:

           a)   Designed such disclosure controls and procedures, or caused such disclosure  controls  and  procedures  to be designed  under our supervision, to ensure that material information relating to the registrant,  including its  consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

           b)   Evaluated  the  effectiveness  of  the  registrant's  disclosure controls  and  procedures  and  presented  in  this  report  our conclusions about the  effectiveness of the disclosure  controls and  procedures,  as of the end of the  period  covered  by this report based on such evaluation; and

           c)   Disclosed in this report any change in the registrant's internal control  over  financial  reporting  that  occurred  during  the registrant's most recent fiscal quarter (the registrant's fourth fiscal  quarter  in the  case  of an  annual  report)  that  has materially  affected,  or is  reasonably  likely  to  materially
                affect,   the  registrant's   internal  control  over  financial
                reporting; and

     5.    The registrant's other certifying officer and I have disclosed, based on our most recent  evaluation  of internal  control  over  financial reporting,  to the  registrant's  auditors and the audit committee of the  registrant's  board of  directors  (or  persons  performing  the equivalent functions):

           a)   All  significant  deficiencies  and material  weaknesses  in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability  to record,  process,  summarize  and  report  financial information; and

           b)   Any fraud, whether or not material,  that involves management or other employees who have a significant  role in the registrant's internal control over financial reporting.

     Date: November 14, 2003               /s/ Michael E. DeDomenico
                                           -----------------------------------
                                           Michael E. DeDomenico
                                           Chief Executive Officer